Supplement to the

Fidelity® Advisor Aggressive Growth Fund, Fidelity Advisor Dividend Growth Fund,
Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund,
Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund,
Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund,
Fidelity Advisor Leveraged Company Stock Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund,
Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund

Funds of Fidelity Advisor Series I and Fidelity Securities Fund

Class A, Class T, Class B, Class C, and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2007

Effective July 1, 2007, Advisor Aggressive Growth has adopted a new management contract which adds a performance adjustment component to the management fee. Please refer to the prospectus for more information.

Effective August 1, 2007, Advisor Dividend Growth, Advisor Equity Value, Advisor Large Cap, and Advisor Strategic Growth have adopted new management contracts which add a performance adjustment component to the management fee. Please refer to each fund's prospectus for more information.

The following information supplements the similar information found in the "Management Contracts" section beginning on page 40.

Jeffrey Feingold is the portfolio manager of Advisor Strategic Growth and receives compensation for his services. As of April 30, 2007, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans, and if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Advisor Strategic Growth is based on the fund's pre-tax investment performance measured against the Russell 1000 Growth Index and the fund's pre-tax investment performance (based on the performance of the fund's Institutional Class) within the Morningstar Large Cap Growth Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers may also be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR Corp. and its affiliates.

The following table provides information relating to other accounts managed by Mr. Feingold as of April 30, 2007:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 2,432	$ 95	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 2,396	none	none

* Includes FA Strategic Growth ($21 (in millions) assets managed).

As of April 30, 2007, the dollar range of shares of Advisor Strategic Growth beneficially owned by Mr. Feingold was none.

ACOM11B-07-05 August 1, 2007
1.739097.124

The following information replaces similar information found in the "Fund Holdings Information" section on page 71.

Each fund (other than Advisor Leveraged Company Stock) will provide a full list of holdings monthly on www.advisor.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

Advisor Leveraged Company Stock will provide a full list of holdings as of the end of the fund's fiscal quarter on www.advisor.fidelity.com 60 days after its fiscal quarter-end.